                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Hi-Shear Technology Corporation
  .............................................................................
                (Name of Registrant as Specified In Its Charter)

                          Hi-Shear Technology Corporation
  .............................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

      4) Proposed maximum aggregate value of transaction:

         ..................................................................
      *Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]   Fee previously paid by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

         ..................................................................
      2) Form, Schedule or Registration Statement No.:

         ..................................................................
      3) Filing Party:

         ..................................................................
      4) Date Filed:

         ..................................................................
                                     NOTES:

[HI-SHEAR LOGO]

                        HI-SHEAR TECHNOLOGY CORPORATION
                              24225 Garnier Street
                         Torrance, California 90505-5355

                               -------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000

                              --------------------

         The Annual Meeting of Stockholders of HI-SHEAR TECHNOLOGY CORPORATION will be held on October 16, 2000 at 9:30 a.m., at the Company's facility, 24225 Garnier Street, Torrance, California, to consider and act upon the following matters:

         1.  The election of directors;
         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on August 25, 2000, are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

                                             By Order of the Board of Directors,

                                             /s/ LINDA A. NESPOLE
                                             -----------------------------------
                                             Linda A. Nespole
                                             Corporate Secretary

Torrance, California
September 4, 2000


================================================================================
                                    IMPORTANT
PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                         HI-SHEAR TECHNOLOGY CORPORATION
                              24225 GARNIER STREET
                         TORRANCE, CALIFORNIA 90505-5355

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 16, 2000

                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of Hi-Shear Technology Corporation ("Hi-Shear" or the "Company"), a Delaware corporation, to be used in voting at the Annual Meeting of Stockholders and at any adjournment of such meeting (the "Annual Meeting"). The Annual Meeting will be held at 9:30 a.m., local time, October 16, 2000 at the Company's facility, 24225 Garnier Street, Torrance, California. The Annual Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are provided to stockholders beginning on or about September 4, 2000.

                       RECORD DATE AND OUTSTANDING SHARES

         The record date for determining stockholders entitled to vote at the Annual Meeting is the close of business on August 25, 2000 (the "Record Date"), at which time the Company had issued and outstanding approximately 6,670,000 shares of $.001 par value common stock (the "Common Stock"). Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented.

                         QUORUM AND VOTING REQUIREMENTS

         The presence at the Annual Meeting of Stockholders, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Each share of Common Stock held of record on the Record Date is entitled to one vote on each matter to be considered at the Annual Meeting. The election of directors requires the affirmative vote of holders representing a majority of the outstanding shares of Common Stock present in person or by proxy at a meeting at which a quorum is present.

         Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as directors. Representatives of the Company's transfer agent will assist the Company in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions will have the same legal effect as a vote "against" election of the directors. With respect to any proposal that a broker has discretion to act upon in the absence of voting instructions from the beneficial owner, the broker may vote such shares absent specific voting instructions. Therefore, with respect to the election of directors, with respect to which brokers have the discretionary power to vote, brokers may vote such shares absent specific voting directions from the beneficial owners of such shares.

         The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked. A proxy may also be revoked by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

                               DISSENTERS' RIGHTS

         Under Delaware law, stockholders are not entitled to any dissenters' rights with respect to the election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Common Stock as of August 25, 2000, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director and each executive officer, and (iii) all executive officers and directors as a group:

                                                                 Percentage of
                                       Shares of Common Stock     Outstanding
                                         Beneficially Owned     Common Stock (2)
                                         ------------------     ----------------

George W. Trahan (1)...................         2,690,000             40.3
Thomas R. Mooney (1)...................         2,269,580             34.0
David W. Einsel........................            19,000              *
Jack Bunis.............................            16,000              *
All executive officers and directors
     as a group (4 persons)............         4,994,580             74.3

-----------------------

*Less than 1% of the outstanding shares of Common Stock
   (1) The address for each of the named persons is c/o Hi-Shear Technology Corporation, 24225 Garnier Street, Torrance, CA 90505-5355. The named persons possess sole voting and investment power with respect to the shares listed (except to the extent authority is shared with spouses under applicable law).

   (2) Based on approximately 6,670,000 shares of Common Stock outstanding as of the date of this Proxy Statement.

                              ELECTION OF DIRECTORS

DIRECTORS

         The Bylaws of the Company authorize the Board of Directors to fix the number of directors up to a maximum of seven (7) directors. The Board of Directors has currently fixed the number of directors at four (4), all of whom will be elected at the Annual Meeting of Stockholders. Shares of Common Stock cannot be voted for more than four (4) directors and each will be elected at the Annual Meeting to hold office until the next Annual Meeting until their respective successors have been duly elected and qualified.

         All of the four (4) nominees for election to the Board of Directors are members of the current Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to continue to serve as a director if elected. However, should any nominee named herein for the office of directors become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and stead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required. Unless otherwise directed, the persons named in the accompanying proxy will vote the shares represented only for the election as directors of the four (4) nominees named below.

            NAME AND AGE                PRESENT OCCUPATION AND OTHER INFORMATION
            ------------                ----------------------------------------

George W. Trahan......................President and Chief Executive Officer of
Age 51 the Company. In April 2000 the Board of Directors appointed Mr. Trahan Chief Executive Officer and
                                          Co-chairman. Mr. Trahan joined the
                                          Company as Vice President in July 1990
                                          and was elected as a Director and
                                          Executive Vice President from 1993
                                          until his election as President in
                                          June 1998. Before joining the Company,
                                          he served as Vice President of Cherry
                                          Textron, a leading supplier of
                                          fasteners to the commercial aerospace
                                          and automobile market from 1985 to
                                          1990. From 1978 to 1985, Mr. Trahan
                                          served as Group Controller at the
                                          corporate headquarters of Textron Inc.
                                          advising management regarding
                                          strategic planning, capital investment
                                          and acquisitions. Prior to that, he
                                          served as Manager of Corporate Audit
                                          for Textron's international operations
                                          and also served as an engineer at
                                          Texas Instruments Incorporated. Mr.
                                          Trahan received his Bachelor of
                                          Science in Industrial Engineering from
                                          Clarkson University and has attended
                                          the Harvard Advanced Management
                                          Program.
Thomas R. Mooney......................Co-chairman of the Board of the Company.
Age 63 Mr. Mooney retired from active employment and as Chief Executive Officer in February 2000. Mr. Mooney served as Chief Executive Officer and Chairman of the Board from June 1994 until February 2000. Mr. Mooney served as President of the Company from March 1988 until June 1998. Mr. Mooney served as Vice President of Programs at Quantic Industries, a component supplier and subsystems manufacturer in the ordnance and electronics business, from 1982 to 1988. After retiring from the U.S. Army as a Lieutenant Colonel in 1979, Mr. Mooney served as a Program Manager for Thiokol Corporation. He is a graduate of the U.S. Military Academy and holds a Masters of Science in Physics from Penn State University and a Masters of Business Administration from Old Dominion University.
David W. Einsel.......................Director. Mr. Einsel  became a Director in
Age 71                                    March 1994.  He served in the U.S.
                                          Army from 1950 to 1989, retiring with
                                          the rank of Major General. As a
                                          general officer, Mr. Einsel served as
                                          the Deputy Commander, Army Research
                                          and Development Command, Deputy and
                                          Assistant Secretary Defense for Atomic
                                          Energy and served on the President's
                                          Task Force for Reorganization of
                                          Nuclear Weapons Employment. After
                                          retiring from the Army in 1989, he
                                          served as a National Intelligence
                                          Expert at large to the Director of the
                                          Central Intelligence Agency. Mr.
                                          Einsel was elected to the U.S. Army
                                          Chemical Corps Hall of Fame.

Jack Bunis............................Director. Mr. Bunis became a Director in
Age 65 September 1996. He is currently the Founder and Principal of a management consulting firm, Bunis & Associates. Mr. Bunis was the Chairman, President, and Chief Executive Officer of Cair Systems, Inc., an Orange County, California based provider of

            NAME AND AGE                PRESENT OCCUPATION AND OTHER INFORMATION
            ------------                ----------------------------------------
                                          information and automation services to
                                          the insurance and health care
                                          industries from 1988 to 1995.
                                          Previously, Mr. Bunis held the
                                          position of Senior Vice President and
                                          Chief Operating Officer at
                                          Mitchellmatix, a division of Cordura
                                          Corporation.


         The Board of Directors meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring board approval. The Board of Directors met two (2) times and acted by unanimous written consent one (1) time during the 2000 fiscal year. During such period, all members of the Board participated in at least 75% of all Board and applicable committee meetings.

         The Company is not aware of any arrangements that may result in a change of control.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE
             "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established audit, executive, compensation, stock options and nominating committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The Audit, Compensation Committee and the Nominating Committee consist solely of the "independent" directors of the Company. The Executive and Stock Option Committee consists of Messrs. Trahan and Mooney. The functions of those committees, their members and the number of meetings held during the 2000 fiscal year are described below:

         AUDIT COMMITTEE. The Audit Committee was established to recommend to the Board of Directors the appointment of the firm selected to be the independent public accountants for the Company. On June 12, 2000 the Board of Directors adopted a written Audit Committee Charter (Appendix I). The Audit Committee monitors the performance of such firm's reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent public accountants the Company's annual audit and quarterly and annual financial statements. The Audit Committee reviews with management the status of the internal accounting controls to evaluate any problem areas having a potential financial impact on the Company. Any potential problem areas may be brought to its attention by management, the independent public accountants or the Board of Directors and the Audit Committee evaluates all public financial reporting documents of the Company. The Audit Committee is comprised of two (2) independent directors having no financial, family, or other material personal ties to management. Messrs. Einsel and Bunis are members of the Audit Committee and are compensated at the rate of $1,000 per year for serving on the committee. The Audit Committee met five (5) times during the fiscal year.

         COMPENSATION COMMITTEE AND NOMINATING COMMITTEE. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the annual compensation of all executive officers and key employees. The Nominating Committee was established to recommend and nominate qualified persons to serve as independent directors of the Company. Messrs. Einsel and Bunis are members of the Compensation Committee, which met two (2) times during the year. Messrs. Einsel and Bunis are also members of the Nominating Committee. The Nominating Committee has not adopted procedures for the consideration of nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year.

         EXECUTIVE COMMITTEE. The Executive Committee is empowered to act in lieu of the Board of Directors on any matter except that for which the Board of

Directors has specifically reserved authority to itself and except for those matters specifically reserved to the full Board of Directors by law. Messrs. Trahan and Mooney are members of the Executive Committee. The Executive Committee met four (4) times during the fiscal year.

         STOCK OPTIONS COMMITTEE. The Stock Options Committee develops and administers incentive plans, including the Company's 1994 Stock Option Plan. Messrs. Trahan and Mooney are members of the Stock Options Committee, which met one (1) time during the fiscal year.

         The Company paid director fees of $1,000 for each meeting of the Board of Directors or separate committee meetings attended by each independent director, and reimbursement of costs and expenses of all directors for attending such meetings. During fiscal year 2000, the Company granted stock options to purchase 3,500 shares to each of David Einsel and Jack Bunis in consideration of their services as Board members.

                             AUDIT COMMITTEE REPORT

         This disclosure statement is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter for the Audit Committee on June 12, 2000, which is attached to this Proxy Statement as Appendix I.

         The Audit Committee has reviewed and discussed the audited financial statements and the footnotes thereto with management and the independent auditors. Based on these discussions with management and the independent auditors, the Audit Committee believes the Company's financial statements are fairly presented in conformity with Generally Accepted Accounting Principles
(GAAP) in all material respects. The Audit Committee has not been apprised of any misstatements or omissions in the financial statements. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61.

         The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures concerning the auditors' independence required by the Independence Standards Board to be made by the auditors to the Company. The Audit Committee members do not have vested interests in the Company either through financial, family or other material ties to management which would hamper or influence their ability to evaluate objectively the propriety of management's accounting, internal control and reporting practices.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended May 31, 2000 to be filed with the Commission.

Jack Bunis                                             David Einsel
Audit Committee                                        Audit Committee
Member Board of Directors                              Member Board of Directors

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term cash and non-cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended May 31, 1998, 1999 and 2000 to those persons who were, as of May 31, 2000, President, Chief Executive Officer and Co-chairman of the Board of Directors of the Company and to those officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended May 31, 2000 (the "Named Executive Officers"):

                                                                                Long Term Compensation
                                                                                ----------------------
                                         Annual Compensation                   Awards             Payout
                                         -------------------                   ------             ------
   Name and Principal     Fiscal   Salary($)   Bonus($)    Other($)    Restricted     Options/    LTIP           All Other
        Position           Year                                           Stock         SARs      Payout($)     Compensation
                                                                       Award(s)($)                                ($)(1)
------------------------- ------- ------------ ---------- ----------- -------------- ----------- ----------- -----------------

George W. Trahan,         2000    275,000       69,100       -0-           -0-          -0-         -0-            -0-
  President, Chief        1999    270,000       56,400       -0-           -0-          -0-         -0-            -0-
  Executive Officer       1998    225,000         -0-        -0-           -0-          -0-         -0-            -0-
Thomas R. Mooney,         2000    198,300       69,100       -0-           -0-          -0-         -0-            -0-
  Co-Chairman             1999    275,000       68,900       -0-           -0-          -0-         -0-            -0-
                          1998    275,000         -0-        -0-           -0-          -0-         -0-            -0-


   (1)The remuneration described in the table does not include the cost to the Company of benefits furnished to the Named Officers, including premiums for health insurance and other personal benefits provided to such individuals in connection with their employment. The value of such benefits cannot be precisely determined; however, the Named Executive Officers did not receive other compensation in excess of the lesser of $50,000 or 10% of such officers' cash compensation.

         Effective April 4, 2000, the Company renewed a five-year employment agreement with Mr. Trahan, which provides an annual base salary of $275,000. Mr. Trahan is eligible to participate in an incentive bonus program, which includes stock options.

         Effective February 25, 2000, Mr. Mooney retired from his position as CEO at the Company, and pursuant to an arrangement with the Company, will perform consulting services and remain as Co-chairman of the Board.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The Executive Officers serve at the discretion of the Company's Board of Directors. For biographical information regarding Messrs. Trahan and Mooney, who are nominees for Director of the Company, see "Election of Directors".

KEY EMPLOYEES

         JOSEPH L. POLLO, 55, joined the Company in August of 1999 as Vice President of Manufacturing. Mr. Pollo has over twenty years of diverse engineering and manufacturing experience with companies such as TRW, Phillip Service Industry, Thomson Industries Inc., and Fairchild Fasteners. Mr. Pollo is responsible for reducing manufacturing time, increasing customer satisfaction, improving supplier performance, increasing efficiencies in manufacturing techniques, and automating production planning. He holds a Bachelor of Science in Mechanical Engineering and a Masters of Science in Engineering Management from Pacific Western University.

         GREG J. SMITH, 53, joined the Company in July 1999 and served as Director, Finance and Information Systems until his promotion to Vice President, Finance and Information Systems in July 2000. Mr. Smith is responsible for corporate finance and information systems for the Company. Prior to this, Mr. Smith worked at Burke Industries where he was the Division Controller since July 1995. He has fifteen years of financial management and computer software experience.

         LINDA A. NESPOLE, 38, joined the Company in 1989 and has served as Manager, Human Resources before being named Director of Human Resources and Corporate Secretary of the Company in January 1994. Ms. Nespole is responsible for corporate administration and investor relations for the Company. She holds a Bachelor of Arts degree in Communications from the University of California, Santa Barbara, and a certificate in Human Resources Management from Loyola Marymount University.

                                  ANNUAL REPORT

         The Company undertakes, on written request, and without charge, to provide each person from whom the accompanying Proxy is solicited with a copy of the Company's Annual Report on Form 10-KSB for the year ended May 31, 2000, as filed with the Securities and Exchange Commission (the Commission), including the financial statements and notes thereto. Copies of the exhibits not included in the form 10-KSB are also available, on written request, at the Company's cost. In addition, these documents can be downloaded from the Company's website at: www.hstc.com. Requests should be addressed to Hi-Shear Technology Corporation, 24225 Garnier Street, Torrance, CA 90505-5355, Attention: Corporate Secretary.

                             APPOINTMENT OF AUDITORS

         The Board of Directors has appointed McGladrey & Pullen, LLP, an independent public accounting firm, to examine the financial statements of the Company for the fiscal year ended May 31, 2000. A representative from McGladrey & Pullen, LLP is expected to be available for the Annual Meeting of Stockholders and will be provided an opportunity to make a statement in person or respond to appropriate questions from stockholders.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, two Forms 5 covering gift transactions have been filed. The Company believes that during the year ended May 31, 2000, it complied with all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented by management for consideration at the meeting. If any other business properly comes before the meeting, the proxy holders intend to vote the proxies as recommended by the Board.

                              SAFE HARBOR STATEMENT

         This Proxy Statement, as it relates to Company matters, contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties including, without limitation, risks related to market acceptance of and demand for the Company's new commercial products, dependence on the uncertainty of government budgetary issues, primary government contracts, and intellectual property rights.

                PROPOSALS OF STOCKHOLDER FOR 2001 ANNUAL MEETING

         Proposals by stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at 24225 Garnier Street, Torrance, California, 90505-5355, not later than June 2, 2001. Such proposals must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder's name and address as they appear on the Company's records; (iii) the number of shares of Common Stock beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Such proposals should be addressed to the Secretary of the Company. It is suggested that such proposals be submitted by Certified Mail, Return Receipt Requested.

                             SOLICITATION OF PROXIES

         The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by officers and regular employees of the Company. Banks, brokerage houses, nominees and other fiduciaries may be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

                                             By Order of the Board of Directors,

                                             /s/ LINDA A. NESPOLE
                                             -----------------------------------
                                             Linda A. Nespole
                                             Corporate Secretary

                                   APPENDIX I

                         HI-SHEAR TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION
There shall be a committee of the Hi-Shear Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least two directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.


STATEMENT OF POLICY
The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.


RESPONSIBILITIES
In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible and economic in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are of value and in accordance with all requirements and are of the highest quality. The Board shall review the Charter on an annual basis.

In carrying out these responsibilities, the Audit Committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries and, where appropriate, recommend the replacement of the Auditors.

         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Assure that the services provided by the independent auditors are being provided at reasonable cost and are being reasonably and professionally rendered. Annually, receive from the Auditors a report confirming their independence from the corporation consistent with Independence Standards Board Standard 1.

         o Review with the independent auditors, the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are economically desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

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                                   APPENDIX I

                         HI-SHEAR TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER

         o Review the financial statements contained in the quarterly and annual reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee. Among the items to be discussed in these meetings are the independent auditors evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting, financial, and human resources succession planning within the company.

         o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors and Corporate Secretary.


SAFE HARBOR STATEMENT
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the corporation's financial statements are complete, accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the Auditors or to assure compliance with applicable laws and regulations.

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